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                                                                   EXHIBIT 10.24

                      THIRD AMENDMENT TO CREDIT AGREEMENT

         THIS THIRD AMENDMENT TO CREDIT AGREEMENT (the "Third Amendment") is entered into to be effective as of December 18, 1996, by and among F.Y.I. Incorporated, a Delaware corporation ("F.Y.I."), Imagent Acquisition Corp., a Delaware corporation ("Imagent"), Researchers Acquisition Corp., a Delaware corporation ("Researchers"), Recordex Acquisition Corp., a Delaware corporation (successor by merger to Recordex Services, Inc., a Pennsylvania corporation) ("Recordex"), DPAS Acquisition Corp., a Delaware corporation ("DPAS"), Leonard Archives Acquisition Corp., a Delaware corporation ("Leonard"), Deliverex Acquisition Corp., a Delaware corporation ("Deliverex"), Permanent Records Acquisition Corp., a Delaware corporation ("Permanent"), Deliverex Sacramento Acquisition Corp., a Delaware corporation ("Sacramento"), (F.Y.I., Imagent, Researchers, Recordex, DPAS, Leonard, Deliverex, Permanent and Sacramento are collectively referred to as the "Original Borrowers"), B&B (Baltimore-Washington) Acquisition Corp., a Delaware corporation ("B&B"), Premier Acquisition Corp., a Delaware corporation ("Premier"), Robert A. Cook Acquisition Corp., a Delaware corporation ("Cook"), Peninsula Record Management, Inc., a California corporation ("Peninsula"), RAC (California) Acquisition Corp., a Delaware corporation ("RAC"), California Medical Record Service Acquisition Corp., a Delaware corporation ("California Medical"), Minnesota Medical Record Service Acquisition Corp., a Delaware corporation ("Minnesota Medical"), Texas Medical Record Service Acquisition Corp., a Delaware corporation ("Texas Medical"), ZIA Information Analysis Group, Inc., formerly known as ZIA Acquisition Corp., a Delaware corporation ("Zia"), CH Acquisition Corp. ("CH"), a Delaware corporation, and DISC Acquisition Corp. ("DISC"), a Delaware corporation (B&B, Premier, Cook, Peninsula, RAC, California Medical, Minnesota Medical, Texas Medical, Zia, CH and DISC are referred to collectively as the "New Borrowers") (the Original Borrowers and the New Borrowers are referred to collectively as the "Borrowers"), Banque Paribas, a bank organized under the laws of the Republic of France, as Agent (the "Agent"), and the Lenders (as such term is defined in the Credit Agreement, as hereinafter defined) which are parties hereto.

                                    RECITALS

         A. The Original Borrowers, the Agent and the Lenders entered into that certain Credit Agreement dated as of April 18, 1996 (the "Original Credit Agreement"), pursuant to which, among other things, the Lenders agreed to make certain loans available to the Original Borrowers upon the terms and conditions set forth therein;

         B. The Borrowers, certain of the New Borrowers, the Agent and the Lenders entered into that certain First Amendment to Credit Agreement dated as of June 26, 1996 and that certain Second Amendment to Credit Agreement dated as of August 30, 1996 (the Original Credit Agreement, as amended, is hereinafter referred to as the "Credit Agreement").

         C. The Borrowers, the Agent and the Lenders desire to amend the Credit Agreement in certain respects as more fully set out herein.




THIRD AMENDMENT TO CREDIT AGREEMENT                                      Page 1

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                                   AGREEMENT

         NOW, THEREFORE, for and in consideration of the premises and other valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Borrowers, the Lenders, and the Agent hereby agree as follows:

         1. Terms. All terms used herein which begin with an initial capital letter shall, unless otherwise expressly defined herein, have the same definitions assigned to such terms in the Credit Agreement, as modified by this Third Amendment.

         2. Amendment to Letter of Credit Fees. Effective as of the date hereof, Section 2.14(c) is hereby amended and restated to read in its entirety as follows:

                 "(c)     Each of the Revolving Loans Borrowers jointly and
         severally agree to pay to the Agent for the account of each Lender (except as provided in the proviso below), in arrears on each Quarterly Date beginning on June 30, 1996 and on the Revolving Credit Loans Maturity Date, a nonrefundable letter of credit fee with respect to each Letter of Credit issued in an amount equal to (i) the rate per annum equal to the remainder of (a) the Applicable Margin for Eurodollar Loans in effect on the date of issuance of such Letter of Credit (with respect to the fee due on the first Quarterly Date after issuance) or on the first day of the applicable quarterly or other period beginning after the calendar quarter during which the issuance of such Letter of Credit occurred (with respect to the fee due on each subsequent Quarterly Date or on the Revolving Credit Loans Maturity
         Date) minus (b) two percent (2%), multiplied by (ii) the daily average face amount of the Letters of Credit in effect during the applicable period. The Agent agrees to pay to each Lender or Issuing Bank (as applicable), promptly after receiving any payment of letter of credit fees referred to above in this subsection (c), such Lender's Commitment Percentage of such fees or such Issuing Bank's fees (as applicable), respectively. The Borrower further agrees to pay to the Issuing Bank for its own account, on the date of issuance of such Letter of Credit and on each anniversary of such date of issuance (if such Letter of Credit then remains outstanding), an amount equal to the greater of one-quarter of one-percent (0.25%) of the face amount of the Letter of Credit being issued or $750.00. In addition to the foregoing fees, each of the Revolving Loans Borrowers shall pay or reimburse the Issuing Bank for such normal and customary costs and expenses, including, without limitation, administrative, issuance, amendment, payment and negotiation charges, as are incurred or charged by the Issuing Bank in issuing, effective payment under, amending or otherwise administering any Letter of Credit."

         3. Amendment to Capital Expenditures. Effective as of the date hereof, Section 10.6 is hereby amended and restated to read in its entirety as follows:

                 "Section 10.6 Capital Expenditures. F.Y.I. will not permit the aggregate Capital Expenditures of F.Y.I. and its Subsidiaries during any fiscal year of F.Y.I.





THIRD AMENDMENT TO CREDIT AGREEMENT                                       Page 2
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         to exceed an amount equal to the corresponding amount for such fiscal year indicated below (each such sum being "Permitted Capital Expenditures" for such fiscal year):

            Ending on December 31                       Amount
            ---------------------                     ----------
            1996                                      $1,750,000
            1997                                      $1,750,000
            1998                                      $1,800,000
            1999                                      $2,000,000
            2000 or thereafter                        $2,200,000

         ; plus an amount equal to 110% of the annual depreciation of any entity acquired in a Permitted Acquisition (i) for the fiscal year in which such Permitted Acquisition is made, for the twelve-month period preceding the date of the Permitted Acquisition multiplied by a fraction the numerator of which is the number of calendar days remaining in the fiscal year in which such Permitted Acquisition is consummated after the date of consummation of such Permitted Acquisition and the denominator of which is 365, and (ii) for each subsequent fiscal year, increasing at a rate of three percent (3%). The Permitted Capital Expenditures amount for fiscal year 1996 shall be increased by any Capital Expenditures (up to $600,000 in the aggregate) made by F.Y.I. and its Subsidiaries to implement a contract between Deliverex and the United States Veterans Administration of California.

                 If any Permitted Capital Expenditures consist of the purchase of all or substantially all of the assets of any Person, F.Y.I. shall, at least 30 days prior to such purchase, provide evidence satisfactory to the Agent that the contingent liabilities to be assumed by the purchaser with respect to such assets (including, without limitation, contingent liabilities relating to ERISA, environmental matters and litigation) do not exceed ten percent of the purchase price paid for such assets."

         4.      Amendment to Section 9.18.  Effective as of the date hereof,
Section 9.18 of the Credit Agreement is hereby amended and restated to reach in its entirety as follows:

                 Section 9.18 Second-Tier Subsidiaries. No Borrower other than F.Y.I. shall have any Subsidiaries and F.Y.I. shall not have any Subsidiaries which are Subsidiaries of Subsidiaries; provided, however, that (i) Deliverex may have as a Subsidiary Peninsula Record Management, Inc., a California corporation and (ii) The Rust Consulting Group, Inc. may have as a Subsidiary Rust Federal Systems, L.C. and Rust Redfern Limited ("Rust Redfern").

         5. Representations and Warranties. The representations and warranties made by the Borrowers in the Loan Documents, as the same are amended hereby, are true and correct at the





THIRD AMENDMENT TO CREDIT AGREEMENT                                       Page 3
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time this Third Amendment is executed and delivered, except to the extent that such representations and warranties are expressly by their terms made only as of the Closing Date or another specified date.

         6. Costs. The Borrowers jointly and severally agree to pay all costs incurred in connection with the negotiation, preparation, execution and consummation of this Third Amendment and the transactions preceding and contemplated by this Third Amendment including, without limitation, the fees and expenses of counsel to the Agent and the Lenders.

         7.      Miscellaneous.

                 (a) Headings. Section headings are for reference only, and shall not affect the interpretation or meaning of any provision of this Third Amendment.

                 (b) No Waiver. No failure on the part of the Agent or the Lenders to exercise, and no delay in exercising, and no course of dealing with respect to, any right, power, or privilege under the Loan Documents shall operate as a waiver thereof, and no single or partial exercise of any right, power, or privilege under the Loan Documents shall preclude any other or further exercise thereof or the exercise of any other right, power, or privilege.

                 (c) Effect of this Third Amendment. The Credit Agreement, as amended by this Third Amendment, shall remain in full force and effect except that any reference therein, or in any other Loan Document, referring to the Credit Agreement, shall be deemed to refer to the Credit Agreement, as amended by this Third Amendment.

                 (d) Governing Law. EXCEPT TO THE EXTENT THAT THE CREDIT AGREEMENT EXPRESSLY PROVIDES OTHERWISE, THIS THIRD AMENDMENT SHALL BE GOVERNED BY, AND CONSTRUED IN ACCORDANCE WITH, THE LAWS OF THE STATE OF TEXAS.

                 (e) Counterparts. This Third Amendment may be executed by the different parties hereto on separate counterparts, each of which, when so executed, shall be deemed an original, but all such counterparts shall constitute but one and the same Third Amendment.

                 (f) NO ORAL AGREEMENTS. THE CREDIT AGREEMENT, AS AMENDED BY THIS THIRD AMENDMENT, TOGETHER WITH THE OTHER LOAN DOCUMENTS, REPRESENTS THE ENTIRE AGREEMENT AMONG THE PARTIES, AND MAY NOT BE CONTRADICTED BY EVIDENCE OF PRIOR, CONTEMPORANEOUS, OR SUBSEQUENT ORAL AGREEMENTS OF THE PARTIES. THERE ARE NO UNWRITTEN ORAL AGREEMENTS AMONG THE PARTIES.





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         IN WITNESS WHEREOF, the parties hereto have caused this Third
Amendment to be executed by their respective duly authorized officers as of the date first above written.

                                        BORROWERS:

                                        F.Y.I. INCORPORATED


                                        By: /s/ DAVID LOWENSTEIN
                                            -----------------------------------
                                            David Lowenstein
                                            Executive Vice President

                                        IMAGENT ACQUISITION CORP.
                                        RESEARCHERS ACQUISITION CORP.
                                        RECORDEX ACQUISITION CORP.
                                        DPAS ACQUISITION CORP.
                                        LEONARD ARCHIVES ACQUISITION CORP.
                                        DELIVEREX ACQUISITION CORP.
                                        PERMANENT RECORDS ACQUISITION CORP.
                                        DELIVEREX SACRAMENTO ACQUISITION CORP.
                                        B&B (BALTIMORE-WASHINGTON) ACQUISITION
                                          CORP.
                                        PREMIER ACQUISITION CORP.
                                        ROBERT A. COOK ACQUISITION CORP.
                                        PENINSULA RECORD MANAGEMENT, INC.
                                        RAC (CALIFORNIA) ACQUISITION CORP.
                                        CALIFORNIA MEDICAL RECORD SERVICE
                                          ACQUISITION CORP.
                                        MINNESOTA MEDICAL RECORD SERVICE
                                          ACQUISITION CORP.
                                        TEXAS MEDICAL RECORD SERVICE
                                          ACQUISITION CORP.
                                        ZIA INFORMATION ANALYSIS GROUP, INC.
                                        CH ACQUISITION CORP.
                                        DISC ACQUISITION CORP.


                                        By: /s/ DAVID LOWENSTEIN
                                            -----------------------------------
                                            David Lowenstein
                                            Executive Vice President, acting
                                            on behalf of each of the above





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                                        AGENT:

                                        BANQUE PARIBAS, as Agent


                                        By:  /s/  CLARK C. KING, III
                                            -----------------------------------
                                        Name:   Clark C. King, III
                                              ---------------------------------
                                        Title:  Vice President
                                               --------------------------------

                                        By:  /s/ GERALD O'KEEFE
                                            -----------------------------------
                                        Name:   Gerald O'Keefe
                                              ---------------------------------
                                        Title:  Vice President
                                               --------------------------------


                                        LENDERS:

                                        BANQUE PARIBAS


                                        By:   /s/  CLARK C. KING, III
                                            -----------------------------------
                                        Name:  Clark C. King, III
                                              ---------------------------------
                                        Title:   Vice President
                                               --------------------------------


                                        By:   /s/  GERALD O'KEEFE
                                            -----------------------------------
                                        Name:  Gerald O'Keefe
                                              ---------------------------------
                                        Title:   Vice President
                                               --------------------------------


                                        FIRST SOURCE FINANCIAL LLP

                                        By: FIRST SOURCE FINANCIAL, INC., its
                                            Agent/Manager


                                            By:   /s/  JOHN WALDING
                                                -------------------------------
                                            Name:   John Walding
                                                  -----------------------------
                                            Title:   Vice President
                                                   ----------------------------


                                        IBJ SCHRODER

                                            By:   /s/  ALLAN J. PAGNOTTA
                                                -------------------------------
                                            Name:   Allan J. Pagnotta
                                                  -----------------------------
                                            Title:   Vice President
                                                   ----------------------------



THIRD AMENDMENT TO CREDIT AGREEMENT                                       Page 6